VIRTUALSELLERS.COM, INC.
                         1000 - 120 North LaSalle Street
                             Chicago, Illinois 60602

April  24,  2000.

Universal  Electronic  Marketing  Inc.
2850  Southampton  Drive
Suite  102
Rolling  Meadows,  Illinois
60008

Attention:  Christopher  Sweis

          Re:     Purchase  of certain assets and the customer base of Universal
Electronic Marketing Inc. (the "Vendor") by Virtualsellers.com, Inc. (the "Purchaser")

          When countersigned by each of the parties hereto, this letter (the "Letter Agreement") will constitute a binding agreement setting forth the terms and conditions upon which the Purchaser has agreed to buy and the Vendor has agreed to sell certain assets of the Vendor and its current customers of its electronic marketing business (the "Vendor's Business").

          In consideration of the mutual covenants set forth below and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Upon the terms and subject to the conditions of this Letter Agreement, effective as of the Closing Date, the Vendor agrees to sell, assign and transfer to the Purchaser, and the Purchaser agrees to purchase, on the Closing Date (as defined herein), a 100% undivided interest in and to the assets listed in Schedule "A" to this Letter Agreement (the "Assets") including any Intellectual Property Rights (as defined herein) to the Assets, free and clear from any and all encumbrances whatsoever, and the customers (the "Customer Base") of the Vendor's Business, as such exist on the Closing Date.

2. The Purchaser and the Vendor hereby agree that the closing of the transactions contemplated by this Letter Agreement shall occur on a date (the "Closing Date") as mutually determined by the parties, which date shall be no later than April ____, 2000 unless otherwise agreed to by the parties hereto.

3. The closing of the transactions contemplated in this Letter Agreement will take place by the exchange of appropriate solicitors' undertakings, or in such other manner as may be mutually agreed upon by the parties hereto.

4. The purchase price payable by the Purchaser to the Vendor for the Assets and the Customer Base shall be 121,167 common shares in the capital of the Purchaser

(the "Purchase Shares"), at a deemed price per Purchase Share equal to the trading price of the Purchaser's common shares on the Closing Date (less a discount of 25%), to be issued to the Vendor or a nominee appointed by the Vendor, on the Closing Date pursuant to the Consulting Agreement (as defined herein).

5. Christopher Sweis ("Sweis") and the Vendor each acknowledge that the Purchase Shares have not been registered under the Unites States Securities Act of 1933 (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act. Sweis and the Vendor each further acknowledge that the Purchase Shares will be subject to a one year hold period. Sweis and the Vendor agree to provide and execute all such representations and collateral agreements as are reasonably necessary to ensure that the issuance of the Purchase Shares complies with the requirements of all applicable securities legislation.

6. The Purchaser will issue the Purchase Shares from treasury as fully-paid and non-assessable shares in the capital of the Purchaser and the Purchase Shares will be free and clear of all liens, charges and encumbrances.

7. The Vendor covenants with the Purchaser that, from the date hereof until the Closing Date, the Vendor will:

(a) not sell or dispose of any of the Assets, will preserve and protect the Assets and will use its best efforts to keep available to the Purchaser the Customer Base;

(b) carry on its business in the ordinary course and in compliance with all applicable laws;

(c)     not  suffer or permit any encumbrance to attach to or affect the Assets;

(d) will conduct the Business diligently and only in the ordinary course consistent with past practice, keep the Assets in their present state, and endeavour to preserve the goodwill of the Customer Base and others having business relations with the Vendor relating to the Vendor's Business;

(e) not enter into any transaction which could cause any representation or warranty of the Vendor contained herein to be incorrect on the Closing Date or constitute a breach of any covenant or agreement of the Vendor contained herein;

(f) the Vendor will give to the Purchaser and Purchaser's counsel, accountants and other representatives full access, during normal business hours throughout the period prior to the Closing Date, to all of the books, and records of the Vendor relating to the Vendor's Business and the

Assets, and will furnish to the Purchaser during that period all such information as the Purchaser may reasonably request;

(g) the Vendor shall diligently take all reasonable steps required to obtain, before the Closing Date, any and all consents required from any third parties to sell, assign and transfer Assets to the Purchaser;

(h) on or before the Closing Date, the Vendor will notify all of the Customer Base that the Vendor has sold the Assets and that the Purchaser will be assuming the Customer Base; and

(i) the Vendor shall use its best efforts to take or cause to be taken all necessary corporate action, steps and proceedings to approve and authorize validly and effectively the transfer of the Assets to the Purchaser and the execution and delivery of this Agreement and any other agreements or documents contemplated hereby including, if necessary, the passing of a special resolution of shareholders and to cause all necessary meetings of directors and shareholders of the Vendor to be held for such purpose.

8. The Vendor and Sweis jointly represent and warrant to the Purchaser, with the intent that the Purchaser shall reply on such representations and warranties in entering into this Letter Agreement and in concluding the purchase and sale contemplated by this Letter Agreement, that:

(a) the Vendor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has the power and capacity to own and dispose of the Assets;

(b) the Vendor is the owner of all right, title and interest in each of the Assets, free and clear of all liens, charges, pledges, security interests and encumbrances whatsoever;

(c) on the Closing Date, the Purchaser will obtain all right, title and interest in each of the Assets, free and clear of all encumbrances;

(d)     Schedule  "A"  contains  a complete and accurate list of all the Assets;

(e) Schedule "B" contains a complete and accurate list of all customers of the Vendor's Business;

(f) all licences, permits, approvals, consents, certificates, registrations and authorizations required in the ordinary course of the Vendor's Business or in the use of the Assets have been obtained and are in good standing and are not terminable on the basis of a transfer in ownership of the Assets;

(g) all registrations or filings with any governmental intellectual property offices, domestic and foreign, required or advisable to evidence or protect or preserve any intellectual property rights (the "Intellectual Property

Rights") to the Assets have been made and the Intellectual Property Rights are valid and enforceable;

(h) other than as set forth on Schedule "C" hereto, there is no legal action pending or threatened by any person or entity relating to the Assets and the Vendor is not aware of any adverse claim which has ever been, or is currently being, threatened against the Assets or any of them or of any claim by any person or entity that any of the Intellectual Property Rights is or may be invalid or unenforceable or non--distinctive of the Vendor;

(i) the Vendor has not, in any manner whatsoever, granted, transferred, licensed or assigned or permitted to be granted, transferred, licensed or assigned any right or interest of any kind whatsoever in the Assets to any person or entity (other than the Purchaser) and the Vendor has not otherwise encumbered the Assets;

(j) the Vendor has made such examinations and other matters of diligence as may be necessary or advisable in order to confirm its representations and warranties contained in this Letter Agreement and acknowledges that any breach or failure of its representations, warranties or covenants contained in this Letter Agreement will cause material consequential or indirect damages to the Purchaser;

(k) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required or desirable for the sale of the Assets by the Vendor to the Purchaser pursuant to this Letter Agreement;

(l) no representation or warranty in this Letter Agreement contains any untrue statement of a material fact and the representations and warranties contained in this Letter Agreement do not omit to state any material fact necessary to make any of the representations or warranties contained herein not misleading to a prospective purchaser of the Assets seeking full, true and plain disclosure as to the Assets or the Vendor;

(m) there will have been no material adverse change in the condition of the Assets or the Customer Base having occurred between the date of this Letter Agreement and the Closing Date;

(n) the execution and delivery of this Letter Agreement and the completion of the transaction contemplated by this Letter Agreement has been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Letter Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms;

(o) neither the execution and delivery of this Letter Agreement, nor the completion of the purchase and sale contemplated by this Letter Agreement will:

(i) violate any of the terms and provisions of the constating documents or bylaws or articles of the Vendor, or any order, decree, statute, by-law, regulation, covenant, restriction applicable to the Vendor or any of the Assets;

(ii) give any person the right to terminate, cancel or remove any of the Assets; or

(iii) result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable other than any requisite sales tax payable by the Purchaser in connection with the purchase and sale;

(p) there has been no termination or cancellation of, and no modification or change in, the Vendor's business relationship with any major customer or group of major customers to be included as part of the Customer Base; and

(q) the Vendor has no reason to believe that the benefits of any relationship with any of the customers to be included as part of the Customer Base will not continue after the Closing Date in substantially the same manner as prior to the date of this Letter Agreement.

9. The Vendor and Sweis will indemnify and hold harmless the Purchaser from and against:

(a) any and all liabilities, whether accrued, absolute, contingent or otherwise, existing at the Closing Date in connection with the Assets and/or the Customer Base;

(b) any and all damages or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfilment of any covenant on the part of the Vendor under this Letter Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser under this Letter Agreement;

(c) any use of the Assets by the Purchaser which is held to constitute an infringement of another person's rights; and

(d) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

10. The Purchaser represents and warrants to the Vendor, with the intent that the Vendor shall rely on these representations and warranties in entering into this Letter Agreement and in concluding the purchase and sale contemplated by the Letter Agreement, that:

(a) the Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and capacity to enter into this Letter Agreement and carry out its terms;

(b) the execution and delivery of this Letter Agreement and the completion of the transaction contemplated by this Letter Agreement has been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and this Letter Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms; and

(c) the Purchase Shares when issued will be issued as fully paid and non-assessable shares free and clear of all liens, charges, claims or encumbrances.

11. All representations, warranties, covenants and agreements made by the Vendor and the Purchaser in this Letter Agreement or under this Letter Agreement shall, unless otherwise expressly stated, survive closing of the transactions contemplated in this Letter Agreement.

12. All obligations of the Purchaser to consummate the transactions contemplated under this Letter Agreement are subject to the fulfilment, at or before the Closing Date, of the following conditions:

(a) the Vendor's and Sweis' representations and warranties contained in this Letter Agreement and in any certificate or document delivered under this Letter Agreement or in connection with the transactions contemplated by this Letter Agreement shall be true at and as of the Closing Date as if such representations and warranties were made at and as of such time;

(b) the Vendor shall have performed and complied with all agreements, covenants and conditions required by this Letter Agreement to be performed or complied with by it before or on the Closing Date;

(c) that between the date hereof and the Closing Date, no change, event, or circumstance has occurred which materially adversely affects the Assets or the Customer Base;

(d) that between the date hereof and the Closing Date, there has not been any substantial loss, damage, or destruction, whether or not covered by insurance, to any of the Assets;

(e) no legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the purchase and sale of the Assets and/or the Customer Base contemplated hereby; and

(f) the Purchaser shall have received duly executed copies of the consents or approvals referred to in section 0 and 0, if any.

The foregoing conditions are for the exclusive benefit of the Purchaser and any such condition may be waived in whole or in part by the Purchaser at or before the Closing Date by delivering to the Vendor a written waiver to that effect signed by the Purchaser.

13. On the Closing Date the Vendor shall deliver or cause to be delivered to the Purchaser:

(a) bills of sale, transfer and assignments in form and content satisfactory to the Purchaser's counsel, appropriate to effectively vest a good and marketable title to the Assets in the Purchaser to the extent contemplated by this Letter Agreement, and immediately registrable in all places where registration of such instruments is required;

(b) any consents or approvals required to be obtained by the Vendor for the purpose of validly assigning Assets to the Purchaser;

(c) possession of the Assets, free and clear of any encumbrances and of any other claim to possession and any tenancies;

(d) a certificate of the Vendor dated as of the Closing Date, acceptable in form and content to the solicitors for the Purchaser, certifying that:

(i) the Directors of the Vendor have passed a resolution duly authorizing the execution and delivery of this Letter Agreement and the completion of the transactions contemplated hereby,

(ii) the shareholders of the Vendor have passed a resolution duly authorizing and approving the sale of the Assets as contemplated hereby, if necessary, and

(iii) the Vendor's representations and warranties contained in this Letter Agreement are true as of the Closing Date;

(e) unless waived by the Purchaser, the favourable legal opinion of the solicitors for the Vendor, in form satisfactory to solicitors for the Purchaser, to the effect that all necessary steps and corporate proceedings have been taken by the Vendor to permit the sale of the Assets as contemplated hereby, that this Letter Agreement and all documents and instruments delivered pursuant hereto have been duly and validly authorized, executed, and delivered by the Vendor and will constitute valid and legally binding obligations of the Vendor, and confirming such other matters as the Purchaser's solicitors may reasonably require;

(f) all such documents and instruments as may be necessary to transfer or assign any Intellectual Property Rights in connection with the Assets; and

(g) all such other documents and instruments as the Purchaser's solicitors may reasonably require.

14. On the Closing Date the Purchaser shall deliver or cause to be delivered the Purchase Shares as directed by the Vendor.

15. From the date of this Letter Agreement to the Closing Date, the Assets shall be and remain at the risk of the Vendor. If any of the Assets are lost, damaged or destroyed before the Closing Date, the Purchaser may, in lieu of terminating this Letter Agreement, elect by notice in writing to the Vendor to complete the purchase to the extent possible without reduction of the purchase price, in which event all proceeds of any insurance or compensation in respect of such loss, damage or destruction shall be payable to the Purchaser and all right and claim of the Vendor to any such amounts not paid by the Closing Date shall be assigned to the Purchaser.

16. The parties shall execute such further and other documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Letter Agreement.

17. If under this Letter Agreement or any document delivered under this Letter Agreement the Vendor becomes obligated to pay any sum of money to the Purchaser, then such sum may at the election of the Purchaser, and without limiting or waiving any right or remedy for the Purchaser under this Letter Agreement, be set-off against and shall apply to any sum of money or security owed by the Purchaser to the Vendor until such amount has been completely set-off.

18. This Letter Agreement constitutes the entire agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise and no collateral agreements other than as expressly set forth or referred to in this Letter Agreement.

19.     Time  shall  be  of  the  essence  of  this  Letter  Agreement.

20. This Letter Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

21. Delivery of an executed copy of this Letter Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Letter Agreement as of the date set forth on page one of this Letter Agreement.

22. Unless otherwise provided, all dollar amounts referred to in this Letter Agreement are in lawful money of the United States.

23. This Letter Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors, and assigns..

24. Wherever there is any conflict between any provision of this Letter Agreement and any present or future statute, law, ordinance, or regulation against which the parties have no legal right to contract, the latter will prevail; but in such event the provision of this Letter Agreement thus affected will be curtailed and limited only to the extent necessary to bring it within the requirements of the law. If any term, provision, covenant, or condition of this Letter Agreement or the application thereof to any person or circumstance will, at any time or to any extent, be invalid, illegal, voidable, or unenforceable, then the remainder of this Letter Agreement or the application thereof to persons or circumstances other than those as to whom it is held invalid, illegal, voidable, or unenforceable will not be affected thereby, and each term, provision, covenants, and condition of this Letter Agreement will be and remain valid and enforceable to the fullest extent permitted by law. If any tribunal or Court of competent jurisdiction deems any provision hereof (other than for the payment of money) unreasonable, then the said tribunal or Court may declare a reasonable modification hereof, and this Letter Agreement will be valid and enforceable, and the parties hereto will be bound by and perform the same, as so modified.

25. Any notice required or permitted to be given under this Letter Agreement will be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail posted in the United States, the notice to the following address or number:

If  to  the  Purchaser:

VirtualSellers.com,  Inc.
1000  -  120  North  LaSalle  Street
Chicago,  Illinois,  60602

Facsimile  No.:  (312)  920-1870

with  a  copy  to:

Clark,  Wilson
800  -  885  West  Georgia  Street
Vancouver,  B.C.,  Canada  V6C  3H1

Attention:  Mr.  Virgil  Z.  Hlus
Facsimile  No.:  (604)  687-6314

If  to  the  Vendor:

Universal  Electronic  Marketing  Inc.
2850  Southampton  Drive,  Suite  102
Rolling  Meadows,  Illinois,  60008

Facsimile  No.:  (847)  454-0444

with  a  coy  to:

Nudo,  Poteracki  and  Salabes,  P.C.
9575  W.  Higgins  Road
Suite  801
Rosemont,  Illinois,  60018

Attention:  Mr.  Christopher  S.  Nudo

Facsimile  No.:  (847)  825-6020

(or to such other address or number as any party may specify by notice in writing to another party). Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the transmission was sent successfully to the number set out above, as the case may be. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

26. When the context hereof makes it possible, the word "person" appearing in this Letter Agreement includes in its meaning any firm and any body corporate or politic.

27. This Letter Agreement will be governed by and construed in accordance with the law of Illinois, and the parties hereby attorn to the jurisdiction of the Courts of competent jurisdiction of Illinois in any proceeding hereunder. In accordance with the International Sale of Goods Act R.S.B.C. 1996, c. 236 and
Article 6 of the United Nations Convention on Contracts for the International Sale of Goods set out in the schedule thereto, the parties hereby exclude from this Letter Agreement, the application of the United Nations Convention on Contracts for the International Sale of Goods.

28. The Schedules attached hereto are hereby incorporated into this Letter Agreement and form a part hereof. All terms defined in the body of this Letter Agreement will have the same meaning in the Schedules attached hereto.

29.     Attached  new  customer  Agreement  Schedule  "D".

If you accept the foregoing terms and conditions, please date, sign and return the enclosed copy of this Letter Agreement to the undersigned.

Yours  very  truly,

VIRTUALSELLERS.COM,  INC.


Per:           /s/  signed
     Authorized  Signatory

Accepted  and  agreed  to  this  24  day  of  April,  2000.

UNIVERSAL  ELECTRONIC  MARKETING  INC.


Per:           /s/  signed
     Authorized  Signatory

Accepted  and  agreed  to  this  24  day  of  April,  2000.




                                                                         )
SIGNED, SEALED and DELIVERED by CHRISTOPHER NUDO in the presence of:.    )
                                                                         )
/s/ Christopher S. Nudo . . . . . . . . . . . . . . . . . . . . . . .    )
---------------------------------------------------------------------    )
Signature . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    )
Christopher S. Nudo . . . . . . . . . . . . . . . . . . . . . . . . .    )
---------------------------------------------------------------------    )                 /s/ Christopher Sweis
Print Name. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    )                 ---------------------
9575 W. Higgin S. . . . . . . . . . . . . . . . . . . . . . . . . . .    )                     CHRISTOPHER SWEIS
---------------------------------------------------------------------    )
Address . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    )
Rosemont IL 60018                                                        )
---------------------------------------------------------------------    )
Attorney. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    )
---------------------------------------------------------------------    )
Occupation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    )

                                   SCHEDULE A

E-Dbase With a voluntary opt-in database, your clients and prospects can input the data online 24 hours a day 7 days a week. With this electronic form of data collection, you save the expense you would incur if you tried to input the data manually.

With a traditionally direct response campaign such as an entry form fill out cards or the collection of business cards in a fish bowl, you cut the costs of time, labor and equipment expenses that would be measurably more than using E-Dbase.

In addition, you can still have a write in campaign to compliment your E-Dbase and have this information entered manually from any PC. This information can be entered into your E-Dbase and used with your electronic marketing campaigns.

Use  your  E-Dbase  for  e-mailing,  faxing,  &  direct  mail  purposes

With your E-Dbase you can use a variety of contact methods: e-mail, fax, & direct mail

E-mail messages to your E-Dbase. In an instant you can send out thousands of messages to keep your base informed of your promotions.

Personalized and customized, these e-mail can be sent directly to the people who have expressed an interest in your product or service. Each e-mail can be personalized by name for a more intimate and effective approach.

Fax  your  database  a  document  that  needs to be delivered in hard copy form.

Direct  mail  your  database  any  place  you  want  to  mail  them.

DirectAdvantage provides you a service that allows you to check your databases mailing addresses against the postal address database to weed out non-deliverable addresses. We will then spray your verified addresses onto any mailing place you want delivered and drop off your mailing at a major postal hub for delivery. This service saved you time and money!

Store  data  on  a  separate  secure  server

Companies spend thousands and even hundred of thousands of dollars storing valuable data off premise with companies like ComDisco. Your E-Dbase is stored and backed up on our server in an off premise environment. In case of a catastrophe or theft, your data is secure. Additionally, you can access your E-Dbase information electronically from a PC anywhere in the world.

Create  custom  defined  fields  and  gather  specific  information

With our electronic database you create what information Your E-Dbase data input form will collect. You can even customize fields to collect information that is not commonly asked for with other data input forms.

                                E-News Advantages

Trackable URLs - E-News can let you track the clickthroughs on web links (URLs) delivered in the body of your email. You can send follow-up email to those who did, or did not, click on the links, or create a report. Use HTML mail and the trackable URLs can be hotlinked to graphics or banner ads for instant response-rate statistics.

Use your database - Use your customer data, or build a unique database with any demographic characteristic, personal information, or attributes you want to track.

Targeted email messages - With E-News, you send your messages to the specific target audience that needs to know, not the entire list.

Personalized email - Using any attribute in your database, you can personalize any part of your message, including the To: field, the subject line and the body copy. Address people by name, refer to their company, address their needs and you get the one-on-one effect of an individualized letter while sending a message to hundreds or thousands of people.

Custom email for the different people in your database - When people on your list need individualized information, E-News lets you customize he content of your email depending on interests, behavior or demographics.

Email campaigns - Set up email campaigns as part of your marketing program and Express delivers targeted messages according to your schedule. Introduce a new product or build sales during the Christmas season with an email campaign.

Optional  Special  Programs

Join-a-Friend is a list-building program that can increase the size of your informational or entertainment-oriented list. It is an opt-in, permission-based, user-confirmed program that delivers a message to existing members asking them to link to a web form. Completing the form sends an email offer to a friend or associate inviting him or her to join the list. Membership is then confirmed via email.

Pinpoint Marketing is a program to enhance your ability to target your promotions. It provides answers to such questions as "Who responded to my ad?," or "What questions did my audience have and how can I get back in touch with them?" For E-News users with demographic data in their databases, Pinpoint Marketing can provide a profile of respondents.

Custom List Setup - includes consulting on the content and formatting of email, web form design and creation, customized member control panels and personalized join messages.

                                  Schedule "A"

                                     (Logos)



                                  LOGOS OMITTED




                                 SCHEDULE B

                      Universal Electronic Marketing, Inc.
                            Customer Contact List
                                March 3, 2000


Customer . . . . . . . . . . . . . . . . . . . . . . .  Balance Total   Phone           Fax               Contact
                                                        -------------  --------------  ----------------  ---------------
aselectric.com . . . . . . . . . . . . . . . . . . . .          85.60                                     Peter Aguilers
Abbey Pub & Restaurant . . . . . . . . . . . . . . . .           0.00    773-478-4408      773-539-6118   Pat Looney
Abbey Pub & Restaurant:Electronic Marketing. . . . . .           0.00    773-478-4408      773-539-6118   Pat Looney
Abbey Pub & Restaurant:Hooks . . . . . . . . . . . . .           0.00    773-478-4408      773-539-6118   Pat Loney
abo. . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
Air 1 Wireless . . . . . . . . . . . . . . . . . . . .           0.00
Air 1 Wireless WebLinks. . . . . . . . . . . . . . . .           0.00
All Care . . . . . . . . . . . . . . . . . . . . . . .           0.00
allaudlo.net . . . . . . . . . . . . . . . . . . . . .          23.25
Amici. . . . . . . . . . . . . . . . . . . . . . . . .           0.00
Applevision. . . . . . . . . . . . . . . . . . . . . .           0.00
Arlington International Racecourse . . . . . . . . . .           0.00
Art of Barter. . . . . . . . . . . . . . . . . . . . .           0.00    312-920-0100      312-920-0200
Arvey. . . . . . . . . . . . . . . . . . . . . . . . .           0.00
Arvey:Arvey Hooks. . . . . . . . . . . . . . . . . . .           0.00
Arvey:Electronic Marketing . . . . . . . . . . . . . .           0.00
ATFI . . . . . . . . . . . . . . . . . . . . . . . . .           0.00    516-261-2777      516-261-0004  Rich Rivkin
Atrium Restaurant. . . . . . . . . . . . . . . . . . .           0.00    847-259-7070      847-259-7076  Ted Kowaiczyk
Atrium Restaurant:Electronic Marketing . . . . . . . .           0.00    847-259-7070      847-259-7076  Ted Kowaiczyk
Atrium Restaurant:Hooks. . . . . . . . . . . . . . . .           0.00    847-259-7070      847-259-7076  Ted Kowaiczyk
Bagels By The Barrel . . . . . . . . . . . . . . . . .         720.32
Bagel By the Barrel - Mokana . . . . . . . . . . . . .           0.00
bakerroad.com. . . . . . . . . . . . . . . . . . . . .           0.00


Balaglo. . . . . . . . . . . . . . . . . . . . . . . .       3,266.95    708-857-1650      708-857-4373
Ball Park Bar-B-Que. . . . . . . . . . . . . . . . . .           0.00
Bangkok Orchid . . . . . . . . . . . . . . . . . . . .           0.00
barterandtrade.net . . . . . . . . . . . . . . . . . .           0.00
Basilco. . . . . . . . . . . . . . . . . . . . . . . .         181.95
Bayou. . . . . . . . . . . . . . . . . . . . . . . . .           0.00
Bella Capri. . . . . . . . . . . . . . . . . . . . . .       2,220.27    847-364-5960      847-364-0922  Roberto Rovillo
Bella Capri:Bella Capri On Account . . . . . . . . . .         572.05
Bella Capri:Electronic Marketing . . . . . . . . . . .         830.42
Bella Capri:Hooks. . . . . . . . . . . . . . . . . . .         660.00
Big Chill Bar & Grill, The . . . . . . . . . . . . . .         291.78    312-867-1946      312-867-1955  Steve O'Brien
bigscreentv.net. . . . . . . . . . . . . . . . . . . .           0.00
billjabobsauto.com . . . . . . . . . . . . . . . . . .        -460.94
Bimbo's Restaurant & Lounge. . . . . . . . . . . . . .           0.00    847-359-6171      847-359-0766  Peter Blanchi
Bimbo's Restaurant & Lounge:Client Hooks . . . . . . .           0.00    847-359-6171      847-359-0766  Peter Blanchi
Bimbo's Restaurant & Lounge:Electronic Marketing . . .           0.00    847-359-6171      847-359-0766  Peter Blanchi
binnys.com . . . . . . . . . . . . . . . . . . . . . .           0.00
binny's.com:electronic marketing . . . . . . . . . . .           0.00
binnys.com:POS card collection . . . . . . . . . . . .           0.00
Bird-X, Inc. . . . . . . . . . . . . . . . . . . . . .         731.79
Blue Iris. . . . . . . . . . . . . . . . . . . . . . .           0.00    773-975-8383                    Alex Wohn
Brook Tool Co. . . . . . . . . . . . . . . . . . . . .           0.00
Brongial Plumbing, Inc.. . . . . . . . . . . . . . . .           0.00
Bunker's Island Restaurant . . . . . . . . . . . . . .       1,273.81


Buscuits & Bows. . . . . . . . . . . . . . . . . . . .        -140.00    847-202-7877      847-310-9275
Caf  Borgia. . . . . . . . . . . . . . . . . . . . . .           0.00
Castan Auto Body . . . . . . . . . . . . . . . . . . .           0.00    847-253-8080      847-253-8084  Ralph Castan
CCS The Phone Stop . . . . . . . . . . . . . . . . . .       7,800.00
Champ's Americana. . . . . . . . . . . . . . . . . . .           0.00
Chasalla . . . . . . . . . . . . . . . . . . . . . . .         450.00                                    Mark Engel Engel
Chicago Model International. . . . . . . . . . . . . .           0.00
Chicago United Mortgage. . . . . . . . . . . . . . . .           0.00
Chicago Wolves . . . . . . . . . . . . . . . . . . . .         547.95
Ching Hua. . . . . . . . . . . . . . . . . . . . . . .           0.00
Chou & Cowley Associates PC. . . . . . . . . . . . . .           0.00
Chou & Kowley Associates PC. . . . . . . . . . . . . .           0.00
Chris Nudo . . . . . . . . . . . . . . . . . . . . . .           0.00
Cita . . . . . . . . . . . . . . . . . . . . . . . . .         356.23    312-644-4050      312-644-4066  Angie Monroe
Cita:C&e Hooks . . . . . . . . . . . . . . . . . . . .           0.00    312-644-4050      312-644-4066  Angie Monroe
Cita:Electronic Marketing. . . . . . . . . . . . . . .         356.23    312-644-4050      312-644-4066  Angie Monroe
Clarke R. Marquis Attorney at Law. . . . . . . . . . .           0.00
Classio Lanes, Inc.. . . . . . . . . . . . . . . . . .           0.00
Concept Corporate Communications . . . . . . . . . . .           0.00
Concept Corporate Communications . . . . . . . . . . .           0.00
Contractor Industrial Supply . . . . . . . . . . . . .           0.00
Copies Tomorrow. . . . . . . . . . . . . . . . . . . .           0.00    847-297-9944      847-297-8254  Roger Aitken
Corporate Artworks, Ltd. . . . . . . . . . . . . . . .       3,076.71
Crawdaddy Bayou. . . . . . . . . . . . . . . . . . . .           0.00


crazysports.com. . . . . . . . . . . . . . . . . . . .       3,552.00    708-301-5489      708-301-5489  Craig Rehak
Crocker Industries . . . . . . . . . . . . . . . . . .           0.00
Dance at Night . . . . . . . . . . . . . . . . . . . .       4,218.79
Dance at Night:danceatnight.com. . . . . . . . . . . .       4,305.00    847-940-9788      847-940-7557  Bruce Chudacoff
Data-Com One . . . . . . . . . . . . . . . . . . . . .       6,276.84
dds. . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
DeNormandie. . . . . . . . . . . . . . . . . . . . . .           0.00
Depot Pizzeria . . . . . . . . . . . . . . . . . . . .           0.00    847-298-7777      847-827-2847  Jim Capparelli
Depot Pizzeria:Electronic Marketing. . . . . . . . . .           0.00    847-298-7777      847-827-2847  Jim Capparelli
Diamond Star Marketing . . . . . . . . . . . . . . . .           0.00
diamondtour.com. . . . . . . . . . . . . . . . . . . .           0.00
directadvantage.net. . . . . . . . . . . . . . . . . .         210.00    312-440-9349                    Dan Grisko
Down Under . . . . . . . . . . . . . . . . . . . . . .           0.00    312-787-6691      312-787-6236  Sam Sproviaro
Down Under:Electronic Marketing. . . . . . . . . . . .           0.00    312-787-6691      312-787-6236  Sam Sproviaro
Downing Displays . . . . . . . . . . . . . . . . . . .      -2,975.00    847-229-9800      847-229-9801  Bud Nichols
Dr. Rooter . . . . . . . . . . . . . . . . . . . . . .           0.00
Duke's Grill . . . . . . . . . . . . . . . . . . . . .           0.00    847-526-0002      847-526-6132  Tom La Mantia
ffice Furniture Exchange . . . . . . . . . . . . . . .           0.00
Gazebo Grill . . . . . . . . . . . . . . . . . . . . .           0.00
Goose Island Brewery & Restaurant. . . . . . . . . . .           0.00
gourmetexpressfoods.com. . . . . . . . . . . . . . . .           0.00
groundseffectshoes.com . . . . . . . . . . . . . . . .       3,067.83    708-338-0579      708-338-0581  Larry James
Hats Emporium. . . . . . . . . . . . . . . . . . . . .         171.00
Hickory Pit. . . . . . . . . . . . . . . . . . . . . .           0.00


Hickory Pit - On Account . . . . . . . . . . . . . . .         716.87
Homers . . . . . . . . . . . . . . . . . . . . . . . .         800.00
Homers - On Account. . . . . . . . . . . . . . . . . .         123.75
House of Blues . . . . . . . . . . . . . . . . . . . .         285.00
Howard Alberta Hair Salon. . . . . . . . . . . . . . .           0.00
Ian Brown. . . . . . . . . . . . . . . . . . . . . . .           0.00
IFEC . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
In-house jobs. . . . . . . . . . . . . . . . . . . . .           0.00
Insights With Lynette. . . . . . . . . . . . . . . . .           0.00
Investmentcorner.com . . . . . . . . . . . . . . . . .       1,800.00
Irvings.com. . . . . . . . . . . . . . . . . . . . . .           0.00
johannesdesign.com . . . . . . . . . . . . . . . . . .       1,600.00
Jury's . . . . . . . . . . . . . . . . . . . . . . . .           0.00
Kansas Street Grill, L.L.C.. . . . . . . . . . . . . .         821.95
krupickasbakery.com. . . . . . . . . . . . . . . . . .       4,455.10
Las Palmas Mexican Restaurant & Bar. . . . . . . . . .         573.99
Lindo Mexico . . . . . . . . . . . . . . . . . . . . .           0.00
llappliances.com . . . . . . . . . . . . . . . . . . .          52.00
llappliances.com on account. . . . . . . . . . . . . .       3,912.45
Lone Steer Steakhouse. . . . . . . . . . . . . . . . .           0.00
longhairsalon.com. . . . . . . . . . . . . . . . . . .           0.00    312-951-0900                    Patrick Anderson
Los's Restaurant . . . . . . . . . . . . . . . . . . .           0.00
Luke's Sports Bar. . . . . . . . . . . . . . . . . . .           0.00
Luke's Sports Spectacular. . . . . . . . . . . . . . .           0.00


MaCaws Pizza Bistro & Pub. . . . . . . . . . . . . . .         422.56    312-830-7918                    Mike Storm
malldawn.com . . . . . . . . . . . . . . . . . . . . .         376.00    847-952-9738      847-952-9632
Mancow . . . . . . . . . . . . . . . . . . . . . . . .          85.50
Mara Fast Food . . . . . . . . . . . . . . . . . . . .           0.00
masterbond . . . . . . . . . . . . . . . . . . . . . .       2,346.00
McKeown Classic Homes. . . . . . . . . . . . . . . . .           0.00
Media Design Production. . . . . . . . . . . . . . . .           0.00
mediaprostaffing.com . . . . . . . . . . . . . . . . .           0.00
Medibase Development Company . . . . . . . . . . . . .         -25.00
Meridian Access Group. . . . . . . . . . . . . . . . .           0.00     630-817-443      630.617-4437  Dave Glangreco
MGC Communications . . . . . . . . . . . . . . . . . .         361.95    847-788-2586      847-768-9548  Diane L. Wyer
MI Tierra. . . . . . . . . . . . . . . . . . . . . . .       1,345.74    773-254-7722                    Nancy Nunez
MI Tierra:Electronic Marketing . . . . . . . . . . . .           0.00    773-254-7722                    Nancy Nunez
MI Tierra:Hooks. . . . . . . . . . . . . . . . . . . .           0.00    773-254-7722      773-254-6793  Nancy Nunez
MI Tierra:MI Tierra on account . . . . . . . . . . . .       1,345.74    773-254-7722                    Nancy Nunez
Midwest Moving & Storage . . . . . . . . . . . . . . .           0.00
midwestmovers.com. . . . . . . . . . . . . . . . . . .       2,539.00
Mister Rooter. . . . . . . . . . . . . . . . . . . . .         202.18
MobileFX . . . . . . . . . . . . . . . . . . . . . . .           0.00
MonoLisaGram . . . . . . . . . . . . . . . . . . . . .       2,506.00
Mr. Rib, Beef, & Pizza . . . . . . . . . . . . . . . .           0.00
National Association of Medical Staffing . . . . . . .           0.00
Noble Com. . . . . . . . . . . . . . . . . . . . . . .           0.00
Noble Com, Inc.. . . . . . . . . . . . . . . . . . . .           0.00


O'Traina's . . . . . . . . . . . . . . . . . . . . . .         -74.78
O'Traina's - On Account. . . . . . . . . . . . . . . .       2,294.48
O'Traina's Client Loyalty. . . . . . . . . . . . . . .           0.00
oakfieldford.com . . . . . . . . . . . . . . . . . . .           0.00
Office Furniture Exchange. . . . . . . . . . . . . . .       1,420.00
Office Furniture Exchange - on account . . . . . . . .       3,937.32
ofurniture.com . . . . . . . . . . . . . . . . . . . .       6,074.25
ofurniture.com:ofurniture.com desk calendars . . . . .       1,724.26
ofurniture.com:Web Site. . . . . . . . . . . . . . . .       4,350.00
ofxchange.com. . . . . . . . . . . . . . . . . . . . .         422.50
onholding.com. . . . . . . . . . . . . . . . . . . . .       3,635.92
onholding.com:onholding.com - E-Submit . . . . . . . .         625.00                                    David Herald
onholding.com:onholding.com - Web Site . . . . . . . .       3,010.92
Oregano's. . . . . . . . . . . . . . . . . . . . . . .           0.00
Paninoteca Nottof Italian Sandwich Bar . . . . . . . .       3,343.32    773-763-8522      773-763-8535  Frank Concialdi
Papa John's Pizza. . . . . . . . . . . . . . . . . . .         130.26
Patterson Marketing. . . . . . . . . . . . . . . . . .           0.00
pbdusa.com . . . . . . . . . . . . . . . . . . . . . .           0.00    630-954-2170                    Sam Odeh
peaseacrylics.com on account . . . . . . . . . . . . .       6,756.36
performancegraphlx.com . . . . . . . . . . . . . . . .           0.00
Permaflex Flooring . . . . . . . . . . . . . . . . . .           0.00
Pete's Big Eazy. . . . . . . . . . . . . . . . . . . .           0.00
Poppa Clemenza . . . . . . . . . . . . . . . . . . . .         222.16
PSG Communications - Cash Account. . . . . . . . . . .         674.55


PSG Communications - On Account. . . . . . . . . . . .       1,478.39
Radiant Theatre. . . . . . . . . . . . . . . . . . . .           0.00
Radio Direct Group, The. . . . . . . . . . . . . . . .           0.00    630-993-0808      630-993-0303  Brian Fischer
Radio Direct Group, The:Electronic Marketing . . . . .           0.00    630-993-0808      630-993-0303  Brian Fischer
Rivers North Fitness Club. . . . . . . . . . . . . . .           0.00
Rodman's Illusions Club. . . . . . . . . . . . . . . .           0.00
Rosebud. . . . . . . . . . . . . . . . . . . . . . . .           0.00
San Diego Barter . . . . . . . . . . . . . . . . . . .           0.00    619-531-7474      619-631-7484  Nelson Guyer
Sandwich Shak. . . . . . . . . . . . . . . . . . . . .       2,105.42
shoecrafters.com . . . . . . . . . . . . . . . . . . .         221.00
shoecrafters.com:Job 1 . . . . . . . . . . . . . . . .         156.00
shoecrafters.com:shoecrafter.com Search Engine . . . .           0.00    312-341-1987      312-341-1160  Marc Levin
Slice of Chicago . . . . . . . . . . . . . . . . . . .           0.00    847-991-2150      847-991-6190  Joe Barruta
Slice of Chicago:Electronic Marketing. . . . . . . . .           0.00    847-991-2150      847-991-6190  Joe Barruta
Slice of Chicago:Hooks . . . . . . . . . . . . . . . .           0.00    847-991-2150      847-991-6190  Joe Barruta
Sound Design . . . . . . . . . . . . . . . . . . . . .           0.00
Spazio Di Lucca. . . . . . . . . . . . . . . . . . . .         486.64
Star of Siam . . . . . . . . . . . . . . . . . . . . .       1,346.52    312-870-0100      312-222-4100  Eddy Duly
suitsmart.net. . . . . . . . . . . . . . . . . . . . .           0.00
Superior Office Products . . . . . . . . . . . . . . .           0.00
Superior Wireless Communications . . . . . . . . . . .           0.00
Superior Wireless Communications - Minnes. . . . . . .           0.00
Superior Wireless Communications 2 . . . . . . . . . .           0.00
Superior Wireless Communications 3 . . . . . . . . . .           0.00


Superior Wireless Communications of Texas. . . . . . .           0.00
Sybaris. . . . . . . . . . . . . . . . . . . . . . . .          85.50
Synergy Communications . . . . . . . . . . . . . . . .         292.54                                    John Andrade
tastesofchicago.com. . . . . . . . . . . . . . . . . .       1,814.25
Tedino's . . . . . . . . . . . . . . . . . . . . . . .           0.00    773-275-8100      773-275-0025
Tedino's:Electronic Marketing. . . . . . . . . . . . .           0.00    773-275-8100      773-275-0025
Tedino's:Hooks . . . . . . . . . . . . . . . . . . . .           0.00    773-275-8100      773-275-0025
Teleresources. . . . . . . . . . . . . . . . . . . . .           0.00
The Great Lunch Caf. . . . . . . . . . . . . . . . . .           0.00
The Little City Foundation . . . . . . . . . . . . . .           0.00
thebindcompany.com . . . . . . . . . . . . . . . . . .         450.00
thelittleguys.com. . . . . . . . . . . . . . . . . . .         832.00
Tibet Cafe . . . . . . . . . . . . . . . . . . . . . .           0.00
Tiffany's Restaurant . . . . . . . . . . . . . . . . .           0.00    847-298-7733                    Nick or Ted
Time Marketing . . . . . . . . . . . . . . . . . . . .         537.33    816-439-8569      815-439-8575  Lad Sakun
tm-graphics.com. . . . . . . . . . . . . . . . . . . .       1,989.50
Trader Todd's Adventure Bar. . . . . . . . . . . . . .           0.00
tristatescale.com. . . . . . . . . . . . . . . . . . .         450.00    708-479-4999      708-479-9220  Bob
U.S. Auto Movers . . . . . . . . . . . . . . . . . . .           0.00
United Radio . . . . . . . . . . . . . . . . . . . . .       4,177.93    708-233-5810      708-233-5813  Gary Gary
urci.com . . . . . . . . . . . . . . . . . . . . . . .           0.00
urci.com:urci.com. . . . . . . . . . . . . . . . . . .           0.00
urci.com:urci.com - Web Site Updates . . . . . . . . .           0.00    708-430-5810      708-233-5813  Gary Kuzei
Vegas Promotions . . . . . . . . . . . . . . . . . . .           0.00


virtualsellers.com . . . . . . . . . . . . . . . . . .           0.00  (847) 463-1560    (847) 463-1550  Kevin Wielgus
virtualsellers.com:Electronic Marketing - Site Party .           0.00
virtualsellers.com:virtualsellers.com - Car dealer pro           0.00  (847) 463-1560    (847) 463-1550  Kevin Wielgus
virtualsellers.com - on account. . . . . . . . . . . .           0.00                                    Kevin Wielgus
Wallpaper Galore . . . . . . . . . . . . . . . . . . .           0.00
Washington Mutual. . . . . . . . . . . . . . . . . . .           0.00
West Personnel . . . . . . . . . . . . . . . . . . . .           0.00
Zimmerman's Discount Liquor Store. . . . . . . . . . .         236.65
Zimmerman's Discount Liquor Store Client . . . . . . .           0.00

                                                                      SCHEDULE C
                                      MEMO

TO:  CHRIS

FROM:  ANDREA

DATE:  MARCH  6,  2000

RE:  CHRIS  SWEIS

     THE STATUS REGARDING MR. SWEIS'S CASES IS THAT BOTH PARTIES HAVE BEEN SERVED AND CRAIG REHAK FROM CRAZY SPORTS CALLED BOB AND TOLD HIM THAT HE WAS GOING TO FILE A LAWSUIT AGAINST MR. SWEISS. SO THIS IS WHERE WE STAND NOW.

                                   SCHEDULE C
                                                      7/99     CODE ORDER FORM 2

                       IN THE CIRCUIT COURT OF COOK COUNTY
                            THIRD MUNICIPAL DISTRICT

Universal  Electronic                       )
Marketing  Inc.                             )
                              Plaintiff     )
                                            )
                                    vs.     )                   No.  00m3 310
Larry  James  and                           )
Ground  Effects  Shoes  Inc.  Defendant     )

                                      ORDER

IT  IS  ORDERED  that  this  cause  is  set  for  /  or  is

{  }     MEDIATION  on  _____________,  at  ______________, Room 206     (4314)

{  }     Default  for  failure  to  file  appearance
         on ________________________________                             (4219)

{  }     Default  for  Want  of  Answer  on __________, at __________, Room 206
                                                                         (4410)

{  }     PROVE-UP  on  ________________, at ______________, Room 206     (4247)

{  }     PROVE-UP  Continued  ________________,  at  __________________________
                                                                         (6247)

{  }     BENCH   TRIAL   on   _________________,  at  _____________,  Room  206
                                                                         (4482)

{  }     DISMISSED  FOR  WANT  OF  PROSECUTION                           (8005)

{  }     SETTLED  AND  DISMISSED                                         (8011)

{  }     DISMISSED  ON  MOTION  OF  DEFENDANT                            (8004)

{  }     DISMISSED  VOLUNTARILY  BY  PLAINTIFF  UNDER  5/2-1009          (8003)

{  }     SPECIFIC  DEF  __________________________  ONLY,  DISMISSED     (4226)

{  }     COUNTER-PLT  _________________________  ONLY,  DISMISSED        (4256)

{  }     COUNTER-DEF  _________________________  ONLY,  DISMISSED        (4257)

{  }     DISMISSED  ON  COURT'S  OWN  MOTION                             (8010)

{  }     STATUS  ON  _____________________________, 9 A.M., ROOM 206     (4406)

     Atty  No.  _________________________

     Enter_______________________________

     Name     ___________________________

     Attorney  For ___________________________________

     Phone  ___________________________         ___________________________
                                                JUDGE

                                   SCHEDULE C
                                                      7/99     CODE ORDER FORM 2

                       IN THE CIRCUIT COURT OF COOK COUNTY
                            THIRD MUNICIPAL DISTRICT

Universal  Electronic                       )
Marketing  Inc.                             )
                              Plaintiff     )
                                            )
                                    vs.     )                   No.  00m3 311
Crazy Sports Co.                            )
d.b.a CrazySports.com.        Defendant     )

                                      ORDER

IT  IS  ORDERED  that  this  cause  is  set  for  /  or  is

{  }     MEDIATION  on  _____________,  at  ______________, Room 206     (4314)

{  }     Default  for  failure  to  file  appearance
         on ________________________________                             (4219)

{  }     Default  for  Want  of  Answer  on __________, at __________, Room 206
                                                                         (4410)

{  }     PROVE-UP  on  ________________, at ______________, Room 206     (4247)

{  }     PROVE-UP  Continued  ________________,  at  __________________________
                                                                         (6247)

{  }     BENCH   TRIAL   on   _________________,  at  _____________,  Room  206
                                                                         (4482)

{  }     DISMISSED  FOR  WANT  OF  PROSECUTION                           (8005)

{  }     SETTLED  AND  DISMISSED                                         (8011)

{  }     DISMISSED  ON  MOTION  OF  DEFENDANT                            (8004)

{  }     DISMISSED  VOLUNTARILY  BY  PLAINTIFF  UNDER  5/2-1009          (8003)

{  }     SPECIFIC  DEF  __________________________  ONLY,  DISMISSED     (4226)

{  }     COUNTER-PLT  _________________________  ONLY,  DISMISSED        (4256)

{  }     COUNTER-DEF  _________________________  ONLY,  DISMISSED        (4257)

{  }     DISMISSED  ON  COURT'S  OWN  MOTION                             (8010)

{X}     STATUS  ON  MARCH 30, 9 A.M., ROOM 206                           (4406)

     Atty  No. 35283

     Enter_______________________________

     Name Sklodowski, Puchalski & Reimer

     Attorney  For Plaintiff

     Phone  847-928-5000                        ___________________________
                                                JUDGE

                                   SCHEDULE C

1900  -  Appearance  &  Jury  Demand
0900  -  Appearance  Only

                  IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS

                     MUNICIPAL DEPARTMENT           DISTRICT





                                                              )
Universal Electronic Marketing Inc..                          )  No. OOM3-000311
                                              Plaintiff       )  Claimed $3552.00 + costs
                                                              )  Return Date March 2, 2000
vs.                                                           )  Room No. 206
                                                              )
Crazy Sports Co. . . . . . . . . . .                          )
D/BA/ CrazySports.com                         Defendant       )

                                   *APPEARANCE

     The  undersigned,  as  attorney,  enters  the  appearance  of the defendant

Craig  Rehak

*Defendant  demands  trial  by  jury.

                                             /s/  signed


IMPORTANT:

Under the rules of this Court, a copy of this appearance should be mailed immediately to the attorney for the plaintiff whose name and address appears on the papers that were served upon you.

Name  Craig  Rehak
Address  2249  Windsor  Ct
City  Addison,  Il  60101
Telephone (630) 629-2559

*Strike  demand  for  trial  by  jury  if  not  applicable.

I certify that a copy of the within instrument was served on all parties who have appeared and have not here been found by the Court to be in default for failure to plead.


                                                 Attorney  for

AURELIA  PUCINSKY,  CLERK  OF  THE  CIRCUIT  COURT  OF  COOK  COUNTY,  ILLINOIS

                                   SCHEDULE C
                                                         (12/28/94) CCMD 0012B-3

                  IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
                            THIRD MUNICIPAL DISTRICT

Name  All  Parties




UNIVERSAL ELECTRONIC . . . . . .                                 |
MARKETING, INC.. . . . . . . . .                                 |
plaintiff. . . . . . . . . . . .                                 |  No. OOM3-000311
vs.. . . . . . . . . . . . . . .                                 |  Claimed $3552.00 plus costs
CRAZY SPORTS COMPANY, d/b/a. . .                                 |  Return Date March 2, 2000
CRAZYSPORTS.COM  defendant . . .                                 |  Time 9:00 A.M.

                                  Please Serve:
                 SUMMONS   Crazy Sports Company
                               Registered Agent
 . . . . . . . . . . . . .  c/o Denise M. Rehak
                            14151 Mallard Drive
               Orland Park, Illinois 60467-1136

To each defendant:

YOU ARE SUMMONED and required:


     1. To file your written appearance by yourself or your attorney and pay the required fee in Room 121 2121 Euclid, Rolling Meadows, Illinois on Mar 2, 2000, 19 . before 9:00 A.M. on that date: and then immediately thereafter at 9:00 A.M. appear in person or by your attorney in Room 206

Return  Day.

     2. To file your answer to the complaint in Room 121 before 9:00 A.M. as required by the applicable subsections of Paragraph 3 or 4 in the NOTICE TO THE DEFENDANT on the reverse side.

IF  YOU  FAIL  TO  DO SO, A JUDGMENT BY DEFAULT MAY BE TAKEN AGAINST YOU FOR THE
RELIEF  ASKED  IN  THE  COMPLAINT.  A  COPY  OF  WHICH  IS  HERETO  ATTACHED.

the  officer:

     This summons must be returned by the officer or other person to whom it was given for service, with endorsement service and fees, if any, immediately after service, and not less than 3 days before the day for appearance. If service cannot be made, this summons shall be returned so endorsed.

     This summons may not be served later than 3 days before the day of appearance.



Appearance Fee:                                    WITNESS
claim is:
1500 or less  $69.00                               AURELIA PUCINSKI JAN 26 2000
over $1500    $89.00                                       Clerk of Court
over 15,000   $104.00

Name  Robert L. Sklodowski . . . . . . . . . .
Attorney for  Plaintiff(s) . . . . . . . . . .
Address  9240 W. Belmont Avenue, Second Floor.  Date of Service:             , 19
City  Franklin Park, Illinois 60131.. . . . .   (To be inserted by officer on copy left with defendant or other person)
Telephone  (847)928-5000 . . . . . .


                                   SCHEDULE C

                  IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
                   COUNTY DEPARTMENT, THIRD MUNICIPAL DISTRICT




UNIVERSAL ELECTRONIC MARKETING INC., . .    )
Plaintiff. . . . . . . . . . . . . . . .    )
                                            )
vs.. . . . . . . . . . . . . . . . . . .    )           No. 00M3 000311
                                            )
CRAZY SPORTS CO. d/b/a CRAZYSPORTS.COM,.    )
Defendant. . . . . . . . . . . . . . . .    )

                                    COMPLAINT

     NOW COMES the plaintiff, Universal Electronic Marketing, Inc., by and through its attorneys, Sklodowski, Puchalski & Reimer, and complaining of defendant Crazysports.com, states as follows:

     1. Plaintiff Universal Electronic Marketing Inc. ("Universal") is an Illinois Corporation engaged in the business of marketing.

     2. Defendant Crazy Sports Co. is on information and belief, an Illinois corporation, and does or has done business as Crazysports.com, engaged in the business of retailing goods via the Internet or otherwise.

     3. During the years 1998 and 1999, Universal and defendant entered into a relationship wherein Universal, for an agreed upon price and to be paid as the work was performed, provided defendant with assistance in the creation and/or maintenance of a Web site, and other marketing services.

     4. As of September, 1999, defendant owed Universal an amount of $3,552.00 for valuable services rendered.

     5. Despite demand from Universal, defendant failed and has continued to fail to pay Universal.

     WHEREFORE, plaintiff Universal Electronic Marketing, Inc., requests that this Court enter judgment in its favor in an amount of $3,552.00, plus costs and attorneys fees, if appropriate, and award plaintiff such other relief as is just and proper.

Respectfully  Submitted,

/s/  signed

One  of  Plaintiff's  Attorneys

Robert  L.  Sklodowski
Sklodowski,  Puchalski  &  Reimer
9240  W.  Belmont  Ave.,  2nd  Floor
Franklin  Park,  IL  60131
(847)  928-5000




UNIVERSAL ELECTRONIC . . . . . .                                 |
MARKETING, INC.. . . . . . . . .                                 |
plaintiff. . . . . . . . . . . .                                 |  No. OOM3-000310
vs.. . . . . . . . . . . . . . .                                 |  Claimed $067.83 plus costs
LARRY JAMES and GROUND                                           |  Return Date March 2, 2000
EFFECTS SHOES INC., a corporation                                |  Time 9:00 A.M.

                                  Please Serve:
             SUMMONS   Gound Effects Shoes, Inc
                               Registered Agent
     . . . . . . . . . . . . .  c/o Larry James
                            1321 Roosevelt Road
                      Broadview, Illinois 60153

To each defendant:

YOU ARE SUMMONED and required:


     1. To file your written appearance by yourself or your attorney and pay the required fee in Room 121 2121 Euclid, Rolling Meadows, Illinois on Mar 2, 2000, 19 . before 9:00 A.M. on that date: and then immediately thereafter at 9:00 A.M. appear in person or by your attorney in Room 206

Return  Day.

     2. To file your answer to the complaint in Room 121 before 9:00 A.M. as required by the applicable subsections of Paragraph 3 or 4 in the NOTICE TO THE DEFENDANT on the reverse side.

IF  YOU  FAIL  TO  DO SO, A JUDGMENT BY DEFAULT MAY BE TAKEN AGAINST YOU FOR THE
RELIEF  ASKED  IN  THE  COMPLAINT.  A  COPY  OF  WHICH  IS  HERETO  ATTACHED.

the  officer:

     This summons must be returned by the officer or other person to whom it was given for service, with endorsement service and fees, if any, immediately after service, and not less than 3 days before the day for appearance. If service cannot be made, this summons shall be returned so endorsed.

     This summons may not be served later than 3 days before the day of appearance.



Appearance Fee:                                    WITNESS
claim is:
1500 or less  $69.00                               AURELIA PUCINSKI JAN 26 2000
over $1500    $89.00                                       Clerk of Court
over 15,000   $104.00

Name  Robert L. Sklodowski . . . . . . . . . .
Attorney for  Plaintiff(s) . . . . . . . . . .
Address  9240 W. Belmont Avenue, Second Floor.  Date of Service:             , 19
City  Franklin Park, Illinois 60131.. . . . .   (To be inserted by officer on copy left with defendant or other person)
Telephone  (847)928-5000 . . . . . .


                                   SCHEDULE C

                  IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
                   COUNTY DEPARTMENT, THIRD MUNICIPAL DISTRICT




UNIVERSAL ELECTRONIC MARKETING INC., . .    )
Plaintiff. . . . . . . . . . . . . . . .    )
                                            )
vs.. . . . . . . . . . . . . . . . . . .    )           No. 00M3 000310
                                            )
LARRY JAMES and GROUND EFFECTS SHOES        )
INC., a corporation                         )
Defendant. . . . . . . . . . . . . . . .    )

                                    COMPLAINT

     NOW COMES the plaintiff, Universal Electronic Marketing, Inc., by and through its attorneys, Sklodowski, Puchalski & Reimer, and complaining of defendants, states as follows:

     1. Plaintiff Universal Electronic Marketing Inc. ("Universal") is an Illinois Corporation engaged in the business of marketing.

     2. Defendant Larry Allen is on information and belief, the owner or officer of the defendant Ground Effect Shoes, Inc., on information and belief a dissolved corporation, which does business as Groundeffectshoes.com, operating at or around 1321 Roosevelt Road, Broadview, IL, engaged in the business of retailing goods via the Internet or otherwise.

     3. During the years 1998 and 1999, Universal and defendants entered into a relationship wherein Universal, for an agreed upon price and to be paid as the work was performed, provided defendant with assistance in the creation and/or maintenance of a Web site, and other marketing services.

     4. As of September, 1999, defendant owed Universal an amount of $3,067.83 for valuable services rendered.

     5. Despite demand from Universal, defendant failed and has continued to fail to pay Universal, and it would be proper to hold the defendant personally liable.

     WHEREFORE, plaintiff Universal Electronic Marketing, Inc., requests that this Court enter judgment in its favor in an amount of $3,067.83, plus costs and attorneys fees, if appropriate, and award plaintiff such other relief as is just and proper.

Respectfully  Submitted,

/s/  signed

One  of  Plaintiff's  Attorneys

Robert  L.  Sklodowski
Sklodowski,  Puchalski  &  Reimer
9240  W.  Belmont  Ave.,  2nd  Floor
Franklin  Park,  IL  60131
(847)  928-5000

                                   SCHEDULE D

     This schedule "D" is attached and made part of the Letter Agreement for additional services between Vendor and Purchaser, (hereinafter the "Parties"). The Parties have agreed to the following:

1) That upon execution of this Schedule "D" and the underling Letter Agreement this agreement will be part of and included in the Letter Agreement.

2) That sixty (60) days from the date in which Purchaser executes this Schedule "D" Vendor shall have an obligation to Purchaser to produce twenty (20) new customers to Purchaser. A new customer shall be defined as a customer which has signed an Agreement with Purchaser for any service which Purchaser provides.

3) That at the end of the sixty (60) day period Vendor shall have the obligation to transferred 121,167 common shares in the capital of the Purchaser, per the same terms as contained in the Letter Agreement.

4) Purchaser's obligation to Vendor for issuance of the common stock shall be prorated one-twentieth times the number of new customers, in the event Vendor produces less than twenty (20) new customers within the said time frame.

Executed  on  this  24th  day  of  April  2000.

Universal  Electronic  Marketing,  Inc.

/s/  Christopher  Sweis
     by  Christopher  Sweis,  President

VIRTUALSELLERS.COM,  INC.

by  Aughorized  Signatory

Dated  this  _____  day  of  April,  2000